                                                                    Exhibit 99.2

                   AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT


     THIS AMENDMENT NO 1. TO SUBSCRIPTION AGREEMENT (this "Amendment") is entered into as of January 10, 1996, among Coda Acquisition, Inc., a Delaware corporation ("Sub"), and the persons listed on Schedule I hereto (the
                                               ----------
"Management Investors").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Sub and the Management Investors have entered into the Subscription Agreement dated as of October 30, 1995 (the "Subscription Agreement");

     WHEREAS, concurrently with the execution and delivery of the Subscription Agreement, Sub, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Coda Energy, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Original Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger"), with the Company to be the surviving corporation of the Merger;

     WHEREAS, the parties to the Original Merger Agreement (i) have entered into the Amendment to Agreement and Plan of Merger dated as of December 22, 1995, and
(ii) concurrently with the execution and delivery of this Amendment, have entered into the Second Amendment to Agreement and Plan of Merger (together, the "Merger Agreement Amendments"); and

     WHEREAS, the parties hereto desire to amend the Subscription Agreement to provide for, among other things, certain changes required by the terms of the Merger Agreement Amendments.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.      References to Original Merger Agreement.  All references in the
             ---------------------------------------
Subscription Agreement (including references in the schedules and exhibits thereto) to the "Merger Agreement" shall refer to the Original Merger Agreement as amended by the Merger Agreement Amendments.

     2.      Certain Definitions.  Capitalized terms used but not defined in
             -------------------
this Amendment shall have the meanings given such terms in the Subscription Agreement.

     3.      Preferred Stock.  Section 3.6 of the Subscription Agreement is
             ---------------
hereby deleted in its entirety and replaced with the following:

     3.6     Equity Contribution and Financing.  Each Management Investor
             ---------------------------------
acknowledges that, subject to the consummation of the Merger, (a) JEDI will make a capital contribution to Sub at or prior to the Effective Time in the amount of $90 million in consideration for common stock of Sub that immediately after the Effective Time will represent 95.18% of the outstanding common stock of the Surviving Corporation on a fully diluted basis, (b) JEDI will procure for Sub, or lend or cause an Affiliate of JEDI to lend to Sub, debt up to an aggregate principal amount of $100,000,000 on the terms and conditions specified in the term sheet attached hereto as Exhibit D (and such other terms and conditions as
                              ---------
are not inconsistent therewith), (c) immediately following the Effective Time, JEDI will make a capital contribution to the Company in the amount of $20 million in consideration for 20,000 shares of the 15% Cumulative Preferred Stock of the Company having the terms set forth in Exhibit E (the "Preferred Stock"),
                                             ---------
and (d) that other than the capital contributions referred to in (a) and (c) and the debt referred to in (b), JEDI has no obligation at any time prior to or after the Effective Time to contribute capital to, lend funds to, or otherwise invest any sums in Sub, the Company, or the Surviving Corporation except to the extent otherwise provided in the Merger Agreement.

     4.      Fees for Preferred Stock.  In addition to the fees specified in
             ------------------------
Section 3.7 of the Subscription Agreement, each Management Investor hereby acknowledges and agrees that, subject to and after the consummation of the Merger and the Company's receipt of all of the amounts specified in Section 3.6, Sub has agreed to pay to ECT Securities Corp., an indirect wholly-owned subsidiary of Enron Corp., in connection with the purchase by JEDI of the Preferred Stock for the consideration referred to in Section 3.6(c) (as amended pursuant to Section 3 above), (a) a fee in the amount of $100,000, (b) if the Preferred Stock has not been redeemed in its entirety on or before the date that is six months after the Closing Date (as defined in the Merger Agreement), an additional fee in the amount of 0.5% of the product of (i) the number of shares of the Preferred Stock outstanding as of such date multiplied by (ii) $1,000 (and not including the amount of any accrued but unpaid dividends), and (c) if the Preferred Stock has not been redeemed in its entirety on or before the date that is one year after the Closing Date, an additional fee in the amount of 1% of the product of (i) the number of shares of the Preferred Stock outstanding as of such date multiplied by (ii) $1,000 (and not including the amount of any accrued but unpaid dividends).

     5.      Schedules and Exhibits.
             ----------------------

     (a) Schedule I to the Subscription Agreement is hereby deleted in its entirety and replaced with Schedule I to this Amendment.

     (b) The reference in the third paragraph of Exhibit A to the Subscription Agreement to "$8.00" is hereby amended to read "$7.75".

     (c) Exhibit A to the Nonstatutory Stock Option Agreement attached to the Subscription Agreement as Exhibit A is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

     (d) The Summary of Schedule I Information for Security Agreement attached to the Subscription Agreement as an attachment to Exhibit C is hereby deleted in its entirety and replaced with Schedule II to this Amendment.

     (e) Exhibit D to the Subscription Agreement is hereby amended by restating, in its entirety, the section entitled "Restricted Payments" with the following:

     "Restricted Payments

          Other than as provided in the Stockholders Agreement or other than redemptions of, or dividends or other distributions with respect to, the 15% Cumulative Preferred Stock, no Restricted Payments will be permitted."

     (f) Exhibit E to this Amendment is hereby added to the Subscription Agreement as Exhibit E thereto.

     6.      Ratification.  The terms and provisions set forth in this Amendment
             ------------
shall modify and supersede all inconsistent terms and provisions set forth in the Subscription Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Subscription Agreement are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that this Amendment is, and the Subscription Agreement as amended hereby shall continue to be, legal, valid, binding and enforceable in accordance with its respective terms.

     7.      References to Subscription Agreement.    The Subscription Agreement
             ------------------------------------
is hereby amended so that any reference therein to the Subscription Agreement shall mean a reference to the Subscription Agreement as amended hereby.

     8.      Counterparts.  This Amendment may be executed in two or more
             ------------
counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written, but effective for all purposes as of the Effective Time (as defined in the Subscription Agreement).

                                           CODA ACQUISITION, INC.


                                           By: /s/ C. John Thompson
                                               --------------------
                                           Name: C. John Thompson
                                           Title: Vice President


                                           MANAGEMENT INVESTORS:

                                             /s/ Randell A. Bodenhamer
                                           ---------------------------
                                           Randell A. Bodenhamer

                                             /s/ Joe I. Callaway
                                           ---------------------
                                           Joe I. Callaway

                                             /s/ J. David Choisser
                                           -----------------------
                                           J. David Choisser

                                             /s/ J.W. Freeman
                                           ------------------
                                           J. W. Freeman

                                             /s/ Roy G. Harney
                                           -------------------
                                           Roy G. Harney

                                             /s/ Grant W. Henderson
                                           ------------------------
                                           Grant W. Henderson

                                             /s/ Jarvis A. Hensley
                                           -----------------------
                                           Jarvis A. Hensley

                                             /s/ Chris A. Jackson
                                           ----------------------
                                           Chris A. Jackson

                                             /s/ Jarl P. Johnson
                                           ---------------------
                                           Jarl P. Johnson

                                             /s/ Douglas H. Miller
                                           -----------------------
                                           Douglas H. Miller

                                             /s/ Gary M. Nelson
                                           --------------------
                                           Gary M. Nelson

                                             /s/ Gary R. Scoggins
                                           ----------------------
                                           Gary R. Scoggins

                                             /s/ Claude A. Seaman
                                           ----------------------
                                           Claude A. Seaman

                                             /s/ J. W. Spencer, III
                                           ------------------------
                                           J. W. Spencer, III

                                             /s/ Scott E. Studdard
                                           -----------------------
                                           Scott E. Studdard

            Exhibit E to Amendment No. 1 to Subscription Agreement

                                  ARTICLE IV.

     1. The total number of shares of stock which this corporation shall have authority to issue is 1,040,000 shares, consisting of:

          (a) 40,000 shares of preferred stock, all of which are to be of the par value of $0.01 each and all to be designated the Preferred Stock of the corporation; and

          (b) 1,000,000 shares of common stock, all of which are to be of the par value of $0.01 each and all to be designated the Common Stock of the corporation.

     2. The voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications or restrictions of the Preferred Stock and the Common Stock are as follows:

     (A)  Preferred Stock
          ---------------

     (1)  Designation.  The Preferred Stock is hereby designated "15% Cumulative
          -----------
Preferred Stock" (hereinafter sometimes referred to in this Article IV as "15% Cumulative Preferred Stock"), and the number of shares which shall constitute such class of stock is 40,000 shares.

     (2) Dividends.  (a)  The holders of each share of 15% Cumulative Preferred
         ---------
Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, cumulative preferential dividends, at the rate of $150.00 per share per annum. Dividends on shares of the 15% Cumulative Preferred Stock shall accrue, whether or not earned, from the date of issuance of such shares of the 15% Cumulative Preferred Stock and, other than dividends on account of arrears for past dividend periods, shall be payable in equal installments semi-annually on the last day of June and December in each year (or, if any such day shall be a Saturday, Sunday, or bank holiday in the State of Texas, then on the next succeeding business day). The six- month periods from January 1 to June 30 and July 1 to December 31, inclusive, are herein called "semi-annual periods".

     Any dividend payments on shares of the 15% Cumulative Preferred Stock with respect to a semi-annual period shall be made in cash, except that if the corporation shall fail to pay the entire dividend for any semi-annual period in cash, the corporation may pay the amount of the dividend not made in cash by the issuance of additional shares of 15% Cumulative Preferred Stock. Any accrued or unpaid dividends payable upon the redemption of a share of 15% Cumulative Preferred Stock or upon the liquidation, dissolution or winding up of the corporation shall be payable in cash only. The calculation of the number of shares of 15% Cumulative Preferred Stock to be issued by the corporation as a dividend pursuant to this paragraph (2) shall be based on a value per share of the 15% Cumulative Preferred Stock equal to $1,000.00 per share. All shares of 15% Cumulative Preferred Stock issued as a dividend shall bear a date of original issuance which is the same as the date on which such dividend was payable. No fractional interest in shares of 15% Cumulative Preferred Stock shall be issued as a dividend payment. Each holder of 15% Cumulative Preferred Stock who would otherwise have been entitled to a fractional share of 15% Cumulative Preferred Stock as a dividend payment on the aggregate number of shares of 15% Cumulative Preferred Stock for which such holder is entitled to receive dividends will receive, in lieu of such fractional share, a cash amount, rounded to the nearest full cent, determined by multiplying such fraction of a share by $1,000.00. All shares of 15% Cumulative Preferred Stock issued as a dividend will be duly authorized, fully paid and nonassessable.

     If the corporation shall fail to pay a semi-annual dividend either in cash or by the issuance of additional shares of 15% Cumulative Preferred Stock, then additional dividends shall be deemed to accrue on the amount of dividend so unpaid, compounding semi-annually, at the rate of 15% per annum, which additional dividends shall be payable by the corporation, at its option, either in cash or by the issuance of additional shares of 15% Cumulative Preferred Stock.

     (b) Dividends on shares of 15% Cumulative Preferred Stock shall be cumulative and shall accrue on a daily basis from the date of issuance of such shares of 15% Cumulative Preferred Stock regardless of whether or not the corporation shall have funds legally available for the payment of such dividends. Dividends on the 15% Cumulative Preferred Stock payable for any period less than or greater than a full semi-annual period shall be paid on the basis of a year of 365 or 366 days, as applicable. Dividends will be payable to holders of record as they appear on the stock books of the corporation on such record dates as may be declared by the Board of Directors of the corporation, not more than 60 days nor less than 10 days preceding the payment dates thereof, as may be fixed by the Board of Directors of the corporation or a duly authorized committee thereof. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on a date not more than 60 days nor less than 10 days preceding the payment date thereof as may be fixed by the Board of Directors of the corporation or a duly authorized committee thereof. Holders of 15% Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. Except as provided in the last paragraph of the preceding paragraph (2)(a), no interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

     (c) As long as any shares of 15% Cumulative Preferred Stock are outstanding, no dividends whatsoever, whether paid in cash, stock, or otherwise (except for dividends paid in shares of Common Stock, either in the form of a stock split or stock dividend), shall be paid or declared, or any distribution (except as aforesaid and except for distributions payable upon the complete liquidation, dissolution or winding up of the corporation after payment or provision for payment of the debts and other liabilities of the corporation and payment or setting aside for payment of the preferential amount due to the holders of 15% Cumulative Preferred Stock) shall be made, on any Common Stock to the holders of such stock (any such dividend or distribution being herein called a "Restricted Payment") unless (i) the remaining net assets of the corporation, after giving effect to such Restricted Payment, shall at least equal the aggregate preferential amount to which the 15% Cumulative Preferred Stock is entitled pursuant to the provisions of this Article IV, in the event of the voluntary liquidation, dissolution, or winding up of the corporation, and (ii) all dividends on the 15% Cumulative Preferred Stock for all past semi-annual periods shall have been paid or declared and a sum sufficient for the payment thereof set apart.

     (d) Shares of 15% Cumulative Preferred Stock in excess of 20,000 shares shall be issuable only for the purpose of paying dividends on the 15% Cumulative Preferred Stock as permitted by paragraphs (2)(a) and (2)(b) hereof.

     (3)  Redemption.  (a)  The 15% Cumulative Preferred Stock shall be redeemed
          ----------
as a whole by the corporation at a redemption price of $1,000 per share, plus all accrued and unpaid dividends (including undeclared dividends) to the date of redemption, if the corporation shall have sufficient funds legally available for such redemption and if such redemption would not violate or conflict with any loan agreement, credit agreement, note agreement, indenture, or other agreement relating to indebtedness (an "Approved Loan Agreement") to which the corporation is a party on or before the fifth business day (the "Redemption Date") after the earliest to occur of the following:

          (i) the closing of the sale by the corporation of Taurus Energy Corp. ("Taurus") whether by merger, sale of all or substantially all of the assets of Taurus, sale of all or substantially all of the capital stock of Taurus, or otherwise; and

          (ii) a Trigger Event (as such term is defined in that certain Stockholders Agreement dated October 30, 1995, as amended, among Coda Acquisition, Inc. and the other parties thereto).

provided that if the corporation either does not have sufficient funds legally available for such redemption or such redemption would violate or conflict with the provisions of an Approved Loan Agreement, the corporation shall have no obligation to redeem the 15% Cumulative Preferred Stock on the Redemption Date. Instead, the corporation shall redeem on the Redemption Date the number of shares of 15% Cumulative Preferred Stock, if any, which the corporation can redeem out of the funds legally available for such purpose and without violating or conflicting with the provisions of any Approved Loan Agreement, and it shall redeem the remainder of the shares of 15% Cumulative

Preferred Stock as soon as the corporation shall have legally available funds which are sufficient to effect such redemption without violating or conflicting with the provisions of any Approved Loan Agreement.

     (b) The 15% Cumulative Preferred Stock may be redeemed by the corporation at its option, as a whole or in part, to the extent the corporation shall have funds legally available for such redemption, at any time or from time to time at a redemption price of $1,000.00 per share, plus all accrued and unpaid dividends (including undeclared dividends) to the date of redemption.

     (c) In case of the redemption of only part of the 15% Cumulative Preferred Stock, the shares to be redeemed may be selected ratably or in such other equitable manner as may be prescribed by resolution of the Board of Directors of the corporation.

     (4)  Liquidation Preference.  (a) Upon the complete liquidation,
          ----------------------
dissolution, or winding up of the corporation, whether voluntarily or involuntarily, the 15% Cumulative Preferred Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the corporation but before any distribution is made to the holders of any Common Stock, to be paid $1,000.00 per share plus all accrued and unpaid dividends (including undeclared dividends), and shall not be entitled to any further payment.

     (b) In case the net assets of the corporation are insufficient to pay all outstanding shares of 15% Cumulative Preferred Stock the liquidation preferences to which they are respectively entitled, then the entire net assets of the corporation shall be distributed ratably to all outstanding shares of 15% Cumulative Preferred Stock according to the amount due each such share.

     (5)  Voting.  (a) Except as otherwise provided herein or required by law,
          ------
the holders of shares of 15% Cumulative Preferred Stock shall not be entitled to vote on any matters to be voted on by the stockholders of the corporation.

     (b) Notwithstanding the preceding paragraph, so long as any shares of the 15% Cumulative Preferred Stock are outstanding, the corporation shall not, without the written consent or the affirmative vote of holders of at least a majority of the total number of shares of 15% Cumulative Preferred Stock then outstanding and voting as a class, (i) amend its Certificate of Incorporation or By-laws or (ii) authorize the merger (whether or not the corporation is a surviving corporation in such merger) of the corporation, in each case, if such amendment or merger would alter, change or abolish the powers, preferences or rights of the 15% Cumulative Preferred Stock so as to affect the holders of the 15% Cumulative Preferred Stock adversely.

     (B)  Common Stock
          ------------

     (1)  Dividends.  Subject to the provisions of Section 2(A) of this Article
          ---------
IV, the Board of Directors of the corporation may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the corporation.

     (2)  Liquidation.  In the event of any liquidation, dissolution or winding
          -----------
up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and payment or setting aside for payment of the preferential amount due to the holders of the 15% Cumulative Preferred Stock in accordance with Section 2(A) of this Article IV, the holders of the Common Stock of the corporation shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

     (3)  Voting Rights.  Subject to the special voting rights of the holders of
          -------------
15% Cumulative Preferred Stock described in Section 2(A) hereof, the holders of the Common Stock of the corporation shall be entitled at all meetings of stockholders to one vote for each share of such stock held by them.

     (C)  Liquidation Notices
          -------------------

     Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the corporation, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of the 15% Cumulative Preferred Stock and the Common Stock at their respective addresses as the same shall appear on the books of the corporation.

     For the purposes of Section 2(A)(4) and Section 2(B)(2) of this Article IV, the merger of the corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease, or conveyance of all or substantially all the assets, property, or business of the corporation, which does not in fact result in a liquidation of the corporation, shall not be deemed to be a liquidation, dissolution, or winding up of the corporation.

     (D)  Redemption Notices
          ------------------

     Notice of any redemption which is to be made pursuant to Section 2(A)(3) of this Article IV shall be mailed, postage prepaid, (i) in the case of a redemption under Section 2(A)(3)(a) of this Article IV, on the date of the event resulting in the redemption or (ii) in the case of a redemption under Section 2(A)(3)(b) of this Article IV, at least 10 days but not more than 60 days prior to the proposed redemption, in each case to the holders of record of the 15% Cumulative Preferred Stock to be redeemed at their respective addresses as they appear on the books of the corporation.

     Notice of the redemption shall state:

          (1)  the redemption date,

          (2)  the redemption price,

          (3) if less than all outstanding shares of 15% Cumulative Preferred Stock are to be redeemed, the identification of the shares to be redeemed,

          (4) that on the redemption date the redemption price will become due and payable upon each share of 15% Cumulative Preferred Stock to be redeemed, and

          (5) the place or places where such shares to be redeemed are to be surrendered for payment of the redemption price.

     If the notice required by the preceding paragraphs of this Section 2(D) is given, the number of shares of 15% Cumulative Preferred Stock specified in the notice shall, subject to the limitations set forth in this Article IV, become due and payable on the redemption date so designated at the redemption price upon presentation and surrender of the certificates representing such shares.

     (E)  Retirement of Shares; Outstanding
          ---------------------------------

     All shares of 15% Cumulative Preferred Stock redeemed or acquired shall be canceled and not subject to reissuance. When used in this Article IV with reference to the 15% Cumulative Preferred Stock, the term "outstanding" means shares of such class of stock which have been issued but have not been so canceled.